                                                                  EXHIBIT 99(e)

PacifiCorp                                        Proxy--PacifiCorp Common Stock

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 17, 1999

The undersigned hereby appoints Keith R. McKennon and Richard T. O'Brien, and each of them, proxies with power of substitution, to vote in behalf of the undersigned at the Annual Meeting of Shareholders of PacifiCorp on June 17, 1999, and at any adjournment thereof, all shares of the undersigned in PacifiCorp. The shares represented by this proxy will be voted in accordance with instructions, if given. If no instructions are given, they will be voted FOR the approval of the merger proposal, FOR the directors and FOR the independent auditor, as described below. The proxies may vote in their discretion as to other matters that may come before the meeting.*

Receipt is acknowledged of the Notice and Proxy Statement/Prospectus relating to the 1999 Annual Meeting of the PacifiCorp Shareholders.


*PACORP, as custodian under the Company's Dividend Reinvestment and Stock Purchase Plan and Bankers Trust Company of California, as trustee under the Company's K-Plus Employee Savings and Stock Ownership Plan and Trust, are instructed to execute a proxy, with identical instructions, for any shares held for my benefit.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
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         The Board of Directors recommends a vote FOR Items 1, 2 and 3.


Item 1.  Proposal to approve, as alternatives:

         (1) The Agreement and Plan of Merger, dated as of December 6, 1998, by and among Scottish Power plc, NA General Partnership and PacifiCorp, as amended; and

         (2) The Amended and Restated Agreement and Plan of Merger, dated as of February 23, 1999, by and among New Scottish Power plc, Scottish Power plc, NA General Partnership and PacifiCorp

| |          FOR                        AGAINST              ABSTAIN

Item 2.  Election of two Directors in Class III

             FOR                        WITHHOLD             FOR ALL EXCEPT

         Nominees:   Class III - Nancy Wilgenbusch and Peter I. Wold.
                                       (To withhold your vote for a particular
                                       nominee, mark the "For All Except" box
                                       and strike a line through the nominee's
                                       name in the list above).

Item 3.  Approval of Deloitte & Touche LLP as independent auditor

             FOR                        AGAINST              ABSTAIN

                                        Dated:_________________________, 1999

                                        _____________________________________
                                        Signature

                                        _____________________________________
                                        Signature if held jointly


                                        IMPORTANT: Please sign exactly as your
                                        name appears on your proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. To facilitate meeting arrangements, please indicate number of persons in your party planning to attend. _____

PacifiCorp                                    Proxy--PacifiCorp Preferred Stock


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 17, 1999

The undersigned hereby appoints Keith R. McKennon and Richard T. O'Brien, and each of them, proxies with power of substitution, to vote in behalf of the undersigned at the Annual Meeting of Shareholders of PacifiCorp on June 17, 1999, and at any adjournment thereof, all shares of the undersigned in PacifiCorp. The shares represented by this proxy will be voted in accordance with instructions, if given. If no instructions are given, they will be voted FOR the approval of the merger proposal, FOR the directors, FOR the independent auditor and FOR the unsecured debt consent, as described below. The proxies may vote in their discretion as to other matters that may come before the meeting.

Receipt is acknowledged of the Notice and Proxy Statement/Prospectus relating to the 1999 Annual Meeting of the PacifiCorp Shareholders.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

       The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

Item 1.  Proposal to approve, as alternatives:

         (1) The Agreement and Plan of Merger, dated as of December 6, 1998, by and among Scottish Power plc, NA General Partnership and PacifiCorp, as amended; and

         (2) The Amended and Restated Agreement and Plan of Merger, dated as of February 23, 1999, by and among New Scottish Power plc, Scottish Power plc, NA General Partnership and PacifiCorp

[_]              FOR                 AGAINST              ABSTAIN



Item 2.  Election of two Directors in Class III

[_]              FOR                 WITHHOLD             FOR ALL EXCEPT



         Nominees:  Class III -  Nancy Wilgenbusch and Peter I. Wold. (To
                                 withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above).

Item 3.  Approval of Deloitte & Touche LLP as independent auditor

[_]              FOR                 AGAINST              ABSTAIN



Item 4. Consent, under Article III, Section 18(b) of the Articles, to the issuance by PacifiCorp from time-to-time of up to $5 billion of unsecured notes, debentures or other securities representing unsecured indebtedness, in addition to the amount of unsecured indebtedness otherwise permitted thereunder

[_]              FOR                 AGAINST              ABSTAIN



                              Dated:                         , 1999
                                    --------------------------

                              -------------------------------------
                              Signature

                              -------------------------------------
                              Signature if held jointly


                              IMPORTANT: Please sign exactly as your name appears on your proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. To facilitate meeting arrangements, please indicate number of persons in your party planning to attend. _____

                Special Cash Payments to Preferred Shareholders

     If, but only if, Item 1 is approved at the Annual Meeting and all regulatory approvals specified in the merger agreement have been obtained, PacifiCorp will make a special cash payment in the amount of $1.00 per share ($0.25 per share for the $1.16, $1.18 and $1.28 Series of No Par Serial Preferred Stock (collectively, the "$25 Preferred Stock")) to you and any other holder of record of PacifiCorp Preferred Stock as of the close of business on April 30, 1999 (the "Record Date") that voted "FOR" Item 1. In addition, if, but only if, Item 4 is approved at the Annual Meeting, PacifiCorp will make a special cash payment in the amount of $1.00 per share ($0.25 per share for the $25 Preferred Stock) to you and any other holder of record of PacifiCorp Preferred Stock on the Record Date that voted "FOR" Item 4.

                          Notice of Solicited Proxies

     Pursuant to the terms and conditions set forth in the Proxy Statement/Prospectus dated May 6, 1999 (the "Proxy Statement"), fees to Soliciting Dealers (as defined in the Proxy Statement) will be paid as follows. If, but only if, Item 1 is approved at the Annual Meeting and all regulatory approvals specified in the merger agreement have been obtained, PacifiCorp will pay to the Soliciting Dealer designated below a solicitation fee of $1.00 per share ($0.25 per share for the $25 Preferred Stock) for each share of PacifiCorp Preferred Stock that is voted "FOR" Item 1 by a beneficial owner holding 2,500 or fewer shares of PacifiCorp Preferred Stock of any series (unless such Preferred Stock is the $25 Preferred Stock, in which case 10,000 or fewer shares of $25 Preferred Stock of any series). In addition, if, but only if, Item 4 is approved at the Annual Meeting, PacifiCorp will pay to the Soliciting Dealer designated below a solicitation fee of $1.00 per share ($0.25 per share for the $25 Preferred Stock) for each share of PacifiCorp Preferred Stock that is voted "FOR" Item 4 by a beneficial owner holding 2,500 or fewer shares of PacifiCorp Preferred Stock of any series (unless such Preferred Stock is the $25 Preferred Stock, in which case 10,000 or fewer shares of $25 Preferred Stock of any series).

The above signed beneficial owner of 2,500 or fewer shares of PacifiCorp Preferred Stock of any series (unless such Preferred Stock is the $25 Preferred Stock, in which case 10,000 or fewer shares of $25 Preferred Stock of any series) represents that the Soliciting Dealer who solicited and obtained this vote in favor of Item 1 and/or Item 4 is:

Name of Firm:___________________________________________

Name of Broker or Financial Consultant:__________________________________

Telephone Number of Broker or Financial Consultant:_________________________

Identification Number (if known):___________________________

Address (include zip code):______________________________________

                           _______________________________________